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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2000


                               POET HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                  333-87267                  94-3221778
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        NUMBER)              IDENTIFICATION NO.)


                            999 BAKER WAY, SUITE 200
                           SAN MATEO, CALIFORNIA 94404


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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (650) 286-4640


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         On July 25, 2000, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the second quarter ended June 30, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            99.1  Text of press release dated July 25, 2000.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POET HOLDINGS, INC.
                                       a Delaware corporation


Dated: July 27, 2000                   By: /s/ Jerry Wong
                                           -------------------------------------
                                           Jerry Wong
                                           Assistant Secretary and Vice
                                           President of Finance

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                                  EXHIBIT INDEX

Exhibit Number    Description
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
     99.1         Text of press release dated July 25, 2000.